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                                  EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into Georgia-Pacific Corporation's previously filed Registration Statement File No. 33-48328.



/s/ Arthur Andersen LLP
Atlanta, Georgia
June 25, 1998